Dear Shareholder:

Madison Bond Fund Inc. is pleased to report that your fund gained 2.6% for the year ended December 31, 1996, after gaining 13.9% in calander year 1995. While the 1996 return may appear unspectacular, it is quite impressive given the returns generated in 1995, and the volatility that was seen in interest rates throughout the year. As a comparison, the Lehman Government/Corporate Bond Index only gained 2.9% in 1996.

Although volatility in the bond market was quite dramatic during the year, the underlying fundamentals were rather quiet and the Federal Reserve Board actually left short-term interest rates unchanged. The year was an excellent example of reality not meeting with expectations for bond investors. Following the generally weak economy in 1995 (GDP dipped below 2%), forecasters entered 1996 expecting more of the same. When the economy grew faster than expected, inflation worries were ignited and long-term interest rates rose from 6% to over 7%. Then in July, when it became apparent that stronger growth would not be sustained and inflation remained subdued, the bond market reversed course and interest rates fell back to levels more in line with the underlying fundamentals.

Our defensive posture helped to limit the downside during the first six months of the year. Then, in mid-year believing that interest rates would not go any higher, we purchased additional bonds. As a result, your Fund was well positioned for the subsequent late-year economic slowdown and bond market rally.

Looking Ahead... The backdrop for the bond market today is generally favorable relative to 1996. Not only are interest rates 1% higher than a year ago, but heavy debt burdens should restrain consumer spending in 1997 keeping a lid on the economy. In addition, inflation remains under control as suggested by recent readings of the Consumer and Producer Price Indices, lower commodity prices, and the 15% decline in the value of gold. And, the Federal Reserve appears content to leave short-term interest rates unchanged.

On balance, the positive indicators slightly outweigh the negatives, and bond yields are in close proximity to their fair values given our outlook for inflation and the economy. However, potential concerns remain and warrant close monitoring. Employment growth has been very strong bringing the unemployment rate down to an historically low level. In this tight labor market, wage inflation could easily spiral out of control should the economy pick up steam. And, the exuberant stock market, signaling growth and potentially higher interest rates, is suggesting that we not be complacent.

We are optimistic about the year ahead. As always, we will not be distracted from our mission of controlling risk in your Fund during times of uncertainty. Your continued confidence in the management of your Fund is appreciated.

Sincerely,

(signature)

Katherine L. Frank
Vice President

MADISON BOND FUND, INC.
STATEMENT OF NET ASSETS

Schedule of Investments
December 31, 1996
                                      Principal  Market
                                      Amount     Value

Fixed Income Investments -93.7%

Treasury Securities - 51.5%
U.S. Treasury Notes 5.63% due 1/31/98 $610,000   $610,506
U.S. Treasury Notes 6.25% due 5/31/00  440,000    442,784
U.S. Treasury Notes 5.63% due 2/28/01  430,000    421,778
U.S. Treasury Notes 5.88% due 2/15/04  405,000    394,753
U.S. Treasury Notes 6.50% due 8/15/05  235,000    236,826

Total Treasury Securities (Cost $2,091,681)    $2,106,647


CMO/Remic Securities - 10.7%
Residential Funding 7.0% due 12/25/07  $17,855    $17,782
Ryland Accept. Corp. 9.0% due 8/01/18  120,689    125,856
FNMA Remic 6.75% due 5/25/19           300,000    294,375

Total CMO/Remic Securities (Cost $437,127)       $438,013

Corporate Bonds - 31.5%
Morgan Stanley 8.10% due 6/24/02     $ 200,000   $212,343
Reynolds Metals 9.0% due 08/15/03      200,000    220,839
Ford Motor Credit Co. 7.75% due 3/15/05160,000    168,151
Columbia/HCA 6.91% due 6/15/05         200,000    200,117
U.S. West Capital Funding Inc. 6.75%
 due 10/1/05                           100,000     97,841
J.P. Morgan & Co. 6.25% due 12/15/05   200,000    192,279
Kohls Corp. 6.70% due 2/1/06           200,000    193,619

Total Corporate Bonds (Cost $1,292,673)        $1,285,189

Total Fixed Income Investments(Cost $3,821,481)$3,829,849

Short Term Investments - 2.2%

Variable Rate Demand Notes
Johnson Controls Inc. 5.23% due 1/1/97 $91,574   $ 91,574

Total Short Term Investments (Cost $91,574)      $ 91,574

Cash & Receivables Less Liabilities - 4.1%       $166,565

TOTAL NET ASSETS --
Equivalent to $20.63 per share on 198,179.235 shares
of $.01 par value capital stock outstanding
(authorized capital stock - 5,600,000 shares), and paid-in
capital aggregated $4,374,504.                 $4,087,988

See Accompanying Notes to Financial Statements.

Financial Highlights - Selected Per Share Data and Ratios

                                           Period Ended December 31,

                                           -------------------------


                                   1996    1995   1994    1993   1992   1991   1990*
    NET ASSET VALUE:
     Beginning of year...          $21.17  $19.62 $21.21 $21.14 $21.87 $20.55 $20.00


    INCOME FROM INVESTMENT OPERATIONS:


     Net investment income..       $1.07  $ 1.17 $ 1.15 $ 1.03 $ 1.08 $ 1.22 $  .51
     Net realized & unrealized gains
      or (losses) on securities     (.55)   1.55  (1.59)   .24   (.21)  1.58    .55

     Total from invstmt operations $ .52    2.72 $ (.44)$ 1.27 $  .87 $ 2.80 $ 1.06


    LESS DISTRIBUTIONS:


     Dividends from net income.     $(1.06)$(1.17)$(1.15)$(1.03)$(1.04)$(1.27)$ (.51)
     Capital gains distributions.      .00    .00    .00   (.17)  (.15)  (.21)   .00
     Return of capital                 .00    .00    .00    .00   (.41)   .00    .00


    NET ASSET VALUE:


     End of year                    $20.63 $21.17 $19.62 $21.21 $21.14 $21.87 $20.55

    TOTAL RETURN                      2.55% 14.11% (2.11%) 6.04%  4.08% 14.01%  5.35%


    RATIOS:


     Operating expenses to
      average net assets              1.51% 1.35%  1.18%  1.19%  1.51%  1.54%  1.57%
     Net income to average net assets 4.86% 5.49%  5.50%  4.92%  5.40%  6.36%  3.65%
     Portfolio turnover rate         94.24%57.99% 78.29% 67.59% 95.80% 55.70%   .00%


    *The Fund began operations on April 23, 1990.

See Accompanying Notes to Financial Statements

MADISON BOND FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS



                         Year Ended        Year Ended
                         December 31, 1996 December 31, 1995
Investment Activities
Net Investment Income    $232,121          $330,915
Income Distributions to
 Shareholders($1.06 and
 $1.17 per share,
 respectively)           (230,690)         (331,429)

 Increase (Decrease) in
 Undistributed Net
 Investment Income        $ 1,431           $  (514)


Net Realized Gain (Losses)
 from Security
 Transactions           $  23,073         $ (94,831)

Increase (Decrease) in
 Unrealized Appreciation$(155,073)        $ 561,921


 Increase (Decrease) in
 Undistributed Net Assets
 Derived From Investment
 Activities             $(130,569)        $ 466,576


Shares Sold and Redeemed
Net Proceeds from Shares
 Issued (1,799 and 8,641
 shares, respectively)  $  38,092         $ 179,026
Net Asset Value of Shares
 Issued in Distributions
 (8,436 and 11,855 shares,
 respectively)            173,253           246,206
                        $ 211,345         $ 425,232

Cost of Shares Redeemed
 (85,618 and 112,086
 shares, respectively) (1,784,692)      $(2,265,740)

 (Decrease) in Net Assets
 from Sale and Redemption
 of Fund Shares       $(1,573,347)      $(1,840,508)


Net Assets
Balance at Beginning of Year (Including
 undistributed net investment
 income of $(22) and $492,
 respectively)        $ 5,791,904       $ 7,165,836
Net Increase (Decrease)
 from Investment
 Activities              (130,569)          466,576
Net (Decrease) from
 Shares Sold and
 Redeemed              (1,573,347)       (1,840,508)
Balance at End of Year
 (Including undistributed net
 investment income of $1,409
 and $(22),
 respectively)        $ 4,087,988        $5,791,904

See Accompanying Notes to Financial Statements.

MADISON BOND FUND, INC.
STATEMENTS OF OPERATIONS

                         Year Ended        Year Ended
                         December 31, 1996 December 31, 1995
Income:
Interest                 $ 304,230         $ 412,281


Expenses:
Auditing Fee             $   9,642         $   4,822
Custodial Fee                1,426             2,826
Directors' Fee               3,600             3,000
Distribution Fee            11,940            15,079
Fidelity Bond                  941             1,242
Investment Advisor Fee      23,878            30,159
Legal Fee                    1,043             1,219
Licensing Fee                2,493             3,182
Printing Cost                3,635             2,874
Transfer Agent Fee           9,641            13,009
Other Fees                   3,870             3,954
                         $  72,109         $  81,366


Net Investment Income    $ 232,121         $ 330,915

Ratio of Expenses to Income   23.7%               19.7%


Realized Gains (Losses) on Investments:
Proceeds from Sale     $ 5,660,514       $ 5,201,198
Cost                     5,637,441         5,296,029

Net Realized Gains (Losses)$23,073       $   (94,831)



Unrealized Appreciation (Depreciation) on Investments:
Balance, Beginning of Year$163,441       $  (398,480)
Balance, End of Year         8,368           163,441

Increase (Decrease) in
 Unrealized Appreciation $(155,073)      $   561,921

Net Realized Gains (Losses)
 and Increase (Decrease)
 in Unrealized
 Appreciation            $(132,000)      $   467,090

GROWTH OF $10,000 CHART

Chart reflects comparisons to the Lehman Intermediate Bond
Index, $17,161, the Madison Bond Fund, $15,193*, and the
Consumer Price Index, $12,547.

MADISON BOND FUND *AVERAGE ANNUAL TOTAL RETURN
            1 YEAR         2.55%
            5 YEARS        4.81%

Past performance is not a guarantee of future results.
* Reflects the deduction of maximum sales loads
See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS     December 31, 1996 and 1995

(1) Significant Accounting Principles

Madison Bond Fund, Inc. began operations on April 23, 1990.
The Fund is registered under the Investment Company Act of 1940 as amended as an open-end management company. The following is a summary of significant accounting principles followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 (a) The market quotation for each security is the last reported sale price on a national securities exchange.
Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term securities (maturing within
60 days) are valued on the basis of amortized cost.
Securities with maturities in excess of 60 days are valued at market value.

 (b) No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies, and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

 (c) All percentages for the various classifications relate to total net assets.

 (d) The Fund follows industry practice and records security transactions on the trade date. Interest income is accrued on a daily basis.

(2) Cost of Investments Purchased and Proceeds of
Investments Sold

For the year ended December 31, 1996, the purchases and sales of investment securities (excluding short-term securities) were $4,198,857 and $5,660,514 respectively
(purchases and sales of U.S. government obligations were $3,150,546 and $3,867,794, respectively).

(3) Net Realized Gains and Losses On Investments

Net realized gains and losses on investments are computed on the basis of specifically identified certificates. During the year ended December 31, 1996, net realized gains would have been $18,528 if computed on the basis of average cost.

(4) Federal Income Tax Carryover

As of December 31, 1996, the Company had a capital loss carryover for federal income tax purposes of approximately
$298,000 which expires as follows:

2002	  $203,000
2003	    95,000
       $298,000

(5) Aggregate Cost of Securities and Undistributed Income or
Capital Gains

The aggregate cost of securities for Federal income tax purposes is $3,821,481. The aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $31,648. The aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounts to $23,280. The net unrealized appreciation at December 31, 1996 for all securities is $8,368. Through the year ended December 31, 1996, the accumulated undistributed net investment income is $1,409, and the accumulated realized capital loss is ($298,275).

NOTES TO FINANCIAL STATEMENTS     December 31, 1996 and 1995

(6) Investment Advisory Agreement

The investment advisory agreement with Madison Investment Advisors, Inc., provides for an annual management fee of .50 of 1% of the average daily net assets. Such fees are remitted quarterly. The annual fee is reduced to the extent that the Fund's total annual operating expenses (including the advisory fee and distribution fee, but excluding interest and taxes) exceeds 2% of average daily net assets. The advisor's fee was not so reduced for the year ended December 31, 1996.

(7) Distribution Agreement

The Fund has adopted a Distribution Agreement pursuant to Rule 12B-1 under the Investment Company Act of 1940 which provides for an annual distribution fee of .25 of 1% of the Fund's average daily net assets remitted to Madison Investment Advisors, Inc. quarterly. Such fees are to compensate Madison Investment Advisors, Inc. for its expenses incurred on behalf of the Fund under the Distribution Agreement. The Distribution Agreement remains in effect only if approved annually by the Fund's Board of Directors. The maximum amount payable is limited to actual expenses incurred. The agreement does not obligate the Fund to reimburse Madison Investment Advisors, Inc. for all distribution expenses. It is likely that the annual distribution fees in the first few years will not reimburse Madison Investment Advisors, Inc. for distribution costs incurred. In later years reimbursements based on .25% of net asset value may exceed current distribution expenses. Any excess will reduce the unreimbursed costs incurred by Madison Investment Advisors, Inc. in earlier years.

As of December 31, 1996, the following distribution expenses have been incurred by Madison Investment Advisors, Inc.

Net Commissions*  $ 484

Total 1996 Distribution Expenses Incurred by MIA.	484

Unreimbursed Distribution Expenses at 12/31/95	62,038
1996 Distribution Fees (.25% of total net assets)(11,940)
1996 Redemption Fees & Alternative Payment Plan Revenue
(8,364)

Unreimbursed Distribution Expenses at 12/31/96 $  42,218

* Net Commissions represents commission expense less sales charge revenue.

(8) Sales Charge

There is a sales charge of 2.5% of the offering price (2.56% of the net amount invested) on the purchase of Fund shares (unless waived by broker/dealer). The sales charge will be paid to the broker or dealer at time of purchase unless the investor chooses the "Alternative Payment Plan".

If the alternative payment plan is elected, the sales charge will be deducted from the shareholder's account beginning the following January 10 after the purchase and on each January 10 for the following four years. This annual amount is equal to .50% (.005) of the immediately preceding December 31 market value of the total original shares of each purchase.

(9) Other Transactions With Affiliates

Madison Investment Advisors, Inc. also receives all contingent deferred sales charges imposed on some redemptions of shares held for less than three years. The cumulative amount of distribution fees and contingent deferred sales charges paid to Madison Investment Advisors, Inc. may not exceed the cumulative amount of reimbursable distribution expenses as set forth in the Distribution Plan.

NOTES TO FINANCIAL STATEMENTS     December 31, 1996 and 1995

Certain officers and directors of the Fund are also officers and directors of Madison Investment Advisors, Inc. The Fund owed Madison Investment Advisors, Inc. $7,927 as of December
31, 1996.

(10)	Contingent Organizational Expenses

Organizational expenses of $15,199 have been paid for by the investment advisor. When the total net asset value of the Fund exceeds $5,000,000 the expenses will be amortized and reimbursed to the investment advisor over five years.

On August 31, 1992, the net asset value exceeded $5,000,000 and the Fund began amortizing the accumulated organizational costs. For the year ended December 31, 1996, $3,014 was amortized and paid to Madison Investment Advisors, Inc.

Independent Auditors' Report

To the Shareholders and Board of Directors of Madison Bond
Fund, Inc.


We have audited the accompanying statement of net assets of Madison Bond Fund, Inc., including the schedule of investments, as of December 31, 1996, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the six years and eight months and seven days in the period then ended. These financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Madison Bond Fund, Inc. as of December 31, 1996, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the six years and eight months and seven days in the period then ended, in conformity with generally accepted accounting principles.

WILLIAMS, YOUNG & ASSOCIATES, LLC

(signature)

Madison, Wisconsin
January 24, 1997

MADISON BOND FUND, INC.
6411 Mineral Point Road
Madison, WI  53705
(608)  273-2020
(800)  767-0300

     ANNUAL REPORT
   December 31, 1996



OFFICERS and DIRECTORS
  Frank E. Burgess
  President, Director

  Katherine L. Frank
  Vice President, Secretary

  Jay R. Sekelsky
  Vice President

  Christopher C. Berberet
  Treasurer

  Elizabeth A. Hendricks
  Assistant Secretary

  James R. Imhoff, Jr.
  Director

  Edmund B. Johnson
  Director

  Lorence D. Wheeler
  Director

CUSTODIAN, TRANSFER AGENT
and DISBURSING AGENT
  Firstar Trust Company
  P.O. Box 701
  Milwaukee, Wisconsin  53201-0701
  (414)765-4124

COUNSEL
  DeWitt Ross & Stevens, S.C.
  8000 Excelsior Drive
  Madison, Wisconsin  53717-1914
  (608)831-2100

AUDITORS
  Williams, Young & Associates, LLC
  P.O. Box 8700
  Madison, Wisconsin  53708
  (608)274-1980